Fees Summary	Feb. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,663,848,994
Previously Paid Amount	0
Total Fee Amount	229,777.55
Total Offset Amount	0
Net Fee	$ 229,777.55